                                                      PROSPECTUS JANUARY 1, 2002

JPMORGAN FIXED INCOME FUNDS

CLASS A AND CLASS B SHARES



U.S. HIGH YIELD BOND FUND


                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                                      [LOGO]JPMORGAN FLEMING
                                                      ASSET MANAGEMENT

CONTENTS

U.S. High Yield Bond Fund                           1

Fund's Management and Administration                6

How Your Account Works                              7

   Know Which Classes to Buy                        7

   Buying Fund Shares                               9

   Selling Fund Shares                             10

   Exchanging Fund Shares                          11

Distributions and Taxes                            12

Shareholder Services                               14

Investments                                        16

Risk and Reward Elements                           18

How To Reach Us                            Back cover

JPMorgan U.S. HIGH YIELD BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 16-20.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of high yield fixed income securities of domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a wide range of debt securities from issuers located in the United States. Issuers may include corporations, financial institutions and U.S. federal, state and local governments whose securities the Fund believes have the potential to provide high current income as well as capital appreciation and a high total return over time. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB to C) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between four and five years.

The Fund may also invest in private placements, convertible securities, preferred stock and asset-backed and mortgage-backed securities.

Up to 20% of net assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance


[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

The Fund may use future contracts and other derivatives to help create exposure to interest rates and credit sectors and to manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The sales charges and estimated expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A SHARES   CLASS B SHARES
-----------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                                4.50%             NONE
-----------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                   NONE              5.00%
-----------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES  CLASS B SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                                0.55            0.55
-----------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                      0.25            0.75
-----------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES                       0.25            0.25
-----------------------------------------------------------------------------
OTHER EXPENSES(1)                              0.63            0.63
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                       1.68            2.18
-----------------------------------------------------------------------------
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                              (0.53)          (0.53)
-----------------------------------------------------------------------------
NET EXPENSES(2)                                1.15            1.65
-----------------------------------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.15% AND 1.65% RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 9/7/04 and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                         1 YEAR  3 YEARS
------------------------------------------------------------------------
CLASS A SHARES* ($)                                        562     799

CLASS B SHARES**($)                                        668     820

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                                          1 YEAR  3 YEARS
-------------------------------------------------------------------------
CLASS B SHARES ($)                                          168     520

   *ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  **ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P.Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A and B Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a deferred sales charge with respect to B Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts show sales charges for the Fund.

TOTAL SALES CHARGE

                                       AS % OF THE   AS %
                                       OFFERING      OF NET
AMOUNT OF                              PRICE         AMOUNT
INVESTMENT                             PER SHARE     INVESTED
LESS THAN $100,000                       4.50%        6.10%

$100,000 BUT UNDER $250,000              3.75%        3.90%

$250,000 BUT UNDER $500,000              2.50%        2.56%

$500,000 BUT UNDER $1 MILLION            2.00%        2.04%

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
 1         5%
 2         4%
 3         3%
 4         3%
 5         2%
 6         1%
 7         NONE
 8         NONE

We calculate the contingent deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales charge first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales charge.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of Shares, Class B Shares will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A or B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF              INITIAL      ADDITIONAL
ACCOUNT              INVESTMENT   INVESTMENTS
REGULAR ACCOUNT      $2,500       $500

SYSTEMATIC

INVESTMENT PLAN(1)   $1,000       $100

IRAS                 $1,000       $100

SEP-IRAS             $1,000       $100

EDUCATION IRAS         $500       $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell your shares. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically pays ordinary income dividends monthly. Capital gains, if any, are distributed once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers'
acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P,
Moody's or other nationally recognized statistical rating organization.
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie
Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date.
Segregated liquid assets are used to offset leverage risk.
--------------------------------------------------------------------------------
PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.
--------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds)
guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------
RISK RELATED TO CERTAIN INVESTMENTS HELD BY FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

/X/ Permitted (and if applicable, percentage limitation) percentage of total assets - BOLD percentage of net assets - ITALIC
/ /  Permitted, but not typically used

                                        RELATED TYPES OF RISK
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                                        /X/
--------------------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                                           /X/
--------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                                    /X/
--------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                         /X/
--------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                         /X/
--------------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,
natural event, political, prepayment, valuation                                                  / /
--------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political, prepayment              /X/
--------------------------------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity, market, political, prepayment           / /
--------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment                     /X/
--------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                              /X/
--------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation                   /X/
--------------------------------------------------------------------------------------------------------
credit                                                                                           /X/
--------------------------------------------------------------------------------------------------------
credit                                                                                           /X/(1)
--------------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                                     /X/
--------------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                                          /X/(1)
--------------------------------------------------------------------------------------------------------
interest rate                                                                                    /X/
--------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation                         /X/
--------------------------------------------------------------------------------------------------------

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                        POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

-  The Fund's share price, yield, and total  -  Bonds have generally outperformed money  -  Under normal circumstances the Fund
   return will fluctuate in response to         market investments over the long term,      plans to remain fully invested in bonds
   bond market movements                        with less risk than stocks                  and other fixed income securities.

-  The value of most bonds will fall when    -  Most bonds will rise in value when       -  Bond investments may include U.S. and
   interest rates rise; the longer a bond's     interest rates fall                         foreign corporate and government bonds,
   maturity and the lower its credit                                                        mortgage-backed and asset-backed
   quality, the more its value typically     -  Mortgage-backed and asset-backed            securities, convertible securities,
   falls                                        securities and direct mortgages can         participation interests and private
                                                offer attractive returns                    placements
-  Adverse market conditions may from time
   to time cause the Fund to take temporary                                              -  The Fund seeks to limit risk and enhance
   defensive positions that are                                                             total return or yields through careful
   inconsistent with its principal                                                          management, sector allocation,
   investment strategies and may hinder the                                                 individual securities selection, and
   Fund from achieving its investment                                                       duration management
   objective
                                                                                         -  During severe market downturns, the Fund
-  Mortgage-backed and asset-backed                                                         has the option of investing up to 100%
   securities (securities representing an                                                   of assets in high quality short-term
   interest in, or secured by, a pool of                                                    instruments
   mortgages or other assets such as
   receivables) and direct mortgages could                                               -  The adviser monitors interest rate
   generate capital losses or periods of                                                    trends, as well as geographic and
   low yields if they are paid off                                                          demographic information related to
   substantially earlier or later than                                                      mortgage-backed securities and mortgage
   anticipated                                                                              prepayments
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY

-  The default of an issuer would leave the  -  Investment-grade bonds have a lower risk  -  The Fund maintains its own policies for
   Fund with unpaid interest or principal       of default                                   balancing credit quality against
                                                                                             potential yields and gains in light of
-  Junk bonds (those rated BB, Ba or lower)  -  Junk bonds offer higher yields and           its investment goals
   have a higher risk of default, tend to       higher potential gains
   be less liquid, and may be more                                                        -  The adviser develops its own ratings of
   difficult to value                                                                        unrated securities and makes a credit
                                                                                             quality determination for unrated
                                                                                             securities
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                       POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before      -  The Fund can take advantage of           -  The Fund segregates liquid assets to
   issue or for delayed delivery, it could      attractive transaction opportunities        offset leverage risks
   be exposed to leverage risk if it does
   not segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  The Fund could underperform its           -  The Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its sector, securities      due to these same choices                   management on those areas where it
   or duration choices                                                                      believes its commitment to research can
                                                                                            most enhance returns and manage risks in
                                                                                            a consistent way
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as futures, options and  -  Hedges that correlate well with          -  The Fund uses derivatives, such as
   swaps that are used for hedging the          underlying positions can reduce or          futures, options, and swaps for hedging
   portfolio or specific securities may not     eliminate losses at low cost                and for risk management (i.e., to adjust
   fully offset the underlying positions                                                    duration or yield curve exposure, or to
   and this could result in losses to the    -  The Fund could make money and protect       establish or adjust exposure to
   Fund that would not have otherwise           against losses if management's analysis     particular securities, markets, or
   occurred                                     proves correct                              currencies); risk management may include
                                                                                            management of the Fund's exposure
-  Derivatives used for risk management may  -  Derivatives that involve leverage could     relative to its benchmark
   not have the intended effects and may        generate substantial gains at low cost
   result in losses or missed opportunities                                              -  The Fund only establishes hedges that
                                                                                            they expect will be highly correlated
-  The counterparty to a derivatives                                                        with underlying positions
   contract could default
                                                                                         -  While the Fund may use derivatives that
-  Certain types of derivatives involve                                                     incidentally involve leverage, they do
   costs to the Fund which can reduce                                                       not use them for the specific purpose of
   returns                                                                                  leveraging its portfolio

-  Derivatives that involve leverage could
   magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that exceed
   the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the Fund's
   assets and defer recognition of certain
   of the Fund's losses
------------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                        POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

-  The Fund could lose money because of      -  Foreign bonds, which represent a major   -  To the extent that the Fund invests in
   foreign government actions, political        portion of the world's fixed income         foreign bonds, it may manage the
   instability, or lack of adequate and         securities, offer attractive potential      currency exposure of its foreign
   accurate information                         performance and opportunities for           investments relative to its benchmark,
                                                diversification                             and may hedge a portion of its foreign
-  Currency exchange rate movements could                                                   currency exposure into the U.S. dollar
   reduce gains or create losses             -  Favorable exchange rate movements could     from time to time (see also
                                                generate gains or reduce losses             "Derivatives").
-  Currency and investment risks tend to be
   higher in emerging markets; these         -  Emerging markets can offer higher
   markets also present higher liquidity        returns
   and valuation risks
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When the Fund lends a security, there is  -  The Fund may enhance income through the  -  The adviser maintains a list of approved
   a risk that the loaned securities may        investment of the collateral received       borrowers
   not be returned if the borrower or the       from the borrower
   lending agent defaults                                                                -  The Fund receives collateral equal to at
                                                                                            least 100% of the current value of
-  The collateral will be subject to the                                                    securities loaned plus accrued interest
   risks of the securities in which it is
   invested                                                                              -  The lending agents indemnify the Fund
                                                                                            against borrower default

                                                                                         -  The adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                         -  Upon recall, the borrower must return
                                                                                            the securities loaned within the normal
                                                                                            settlement period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

-  The Fund could have difficulty valuing    -  These holdings may offer more attractive -  The Fund may invest more than 15% of net
   these holdings precisely                     yields or potential growth than             assets in illiquid holdings
                                                comparable widely traded securities
-  The Fund could be unable to sell these                                                -  To maintain adequate liquidity to meet
   holdings at the time or price desired                                                    redemptions, the Fund may hold high
                                                                                            quality short-term instruments
                                                                                            (including repurchase agreements and
                                                                                            reverse repurchase agreements) and, for
                                                                                            temporary or extraordinary purposes, may
                                                                                            borrow from banks up to 33 1/3% of the
                                                                                            value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

-  Increased trading would raise the Fund's  -  The Fund could realize gains in a short  -  The Fund may use short-term trading to
   transaction costs                            period of time                              take advantage of attractive or
                                                                                            unexpected opportunities or to meet
-  Increased short-term capital gains        -  The Fund could protect against losses if    demands generated by shareholder
   distributions would raise shareholders'      a bond is overvalued and its value later    activity
   income tax liability                         falls
------------------------------------------------------------------------------------------------------------------------------------

                       This page intentionally left blank.

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.




                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-07795.


       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. January 2002



                                                                 PR-FI-HYB-102